Document And Entity Information	12 Months Ended
Dec. 31, 2012
Document and Entity Information [Abstract]
Entity Registrant Name	MEDIA GENERAL INC
Document Type	8-K
Current Fiscal Year End Date	--12-31
Amendment Flag	false
Entity Central Index Key	0000216539
Entity Current Reporting Status	Yes
Entity Voluntary Filers	No
Entity Filer Category	Accelerated Filer
Entity Well-known Seasoned Issuer	No
Document Period End Date	Dec 31, 2012
Document Fiscal Period Focus	FY

Consolidated Statements of Operations (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 25, 2011	Dec. 26, 2010
Station revenue (less agency commissions)	$ 359,722	$ 280,611	$ 304,798
Operating costs:
Station production expenses	125,996	111,586	118,042
Station selling, general and administrative expenses	88,235	80,472	81,122
Corporate and other expenses	31,705	33,651	35,574
Depreciation and software amortization	22,422	23,029	23,240
Amortization of intangible assets	2,637	5,253	5,253
Loss (gain) related to fixed assets, net	2,062	213	11
Total operating costs	273,057	254,204	263,242
Operating income	86,665	26,407	41,556
Other income (expense):
Interest expense	(51,566)	(64,403)	(65,597)
Debt modification and extinguishment costs	(35,415)		(5,450)
Other, net	458	1,281	989
Total other expense	(112,991)	(63,122)	(70,058)
Loss from continuing operations before income taxes	(26,326)	(36,715)	(28,502)
Income tax expense	13,631	12,218	10,043
Loss from continuing operations	(39,957)	(48,933)	(38,545)
Discontinued operations:
Income (loss) from discontinued operations (net of tax expense of $1,188, tax benefit of $1,516, and tax expense of $15,384, respectively)	(11,270)	(25,389)	15,907
Loss related to divestiture of discontinued operations (net of tax expense of $320)	(142,190)
Net loss	(193,417)	(74,322)	(22,638)
Earnings (loss) per common share (basic and diluted):
Loss from continuing operations (in Dollars per share)	$ (1.68)	$ (2.18)	$ (1.72)
Income (loss) from discontinued operations (in Dollars per share)	$ (6.47)	$ (1.13)	$ 0.71
Net loss per common share (basic and diluted) (in Dollars per share)	$ (8.15)	$ (3.31)	$ (1.01)
Related Party [Member]
Other income (expense):
Interest expense	$ (26,468)

Consolidated Statements of Operations (Parentheticals) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 25, 2011	Dec. 26, 2010
Income (loss) from discontinued operations, tax expense (benefit) (in Dollars) (in Dollars) (in Dollars) (in Dollars)	$ 1,188	$ (1,516)	$ 15,384
Loss related to divestiture of discontinued operations, tax expense (in Dollars) (in Dollars) (in Dollars) (in Dollars)	$ 320

Consolidated Statements of Comprehensive Loss (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 25, 2011	Dec. 26, 2010
Net loss	$ (193,417)	$ (74,322)	$ (22,638)
Unrealized gain on derivative contracts (net of deferred tax expense of $0, $4,663, and $0, respectively)		2,228	7,463
Pension and postretirement (net of deferred tax benefit of $0, $2,688, and $0, respectively)	(34,540)	(60,545)	(16,559)
Comprehensive loss	$ (227,957)	$ (132,639)	$ (31,734)

Consolidated Statements of Comprehensive Loss (Parentheticals) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 25, 2011	Dec. 26, 2010
Unrealized gain on derivative contracts, deferred taxes	$ 0	$ 4,663	$ 0
Pension and postretirement, deferred taxes	$ 0	$ 2,688	$ 0

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 25, 2011
Current assets:
Cash and cash equivalents	$ 36,802	$ 23,108
Accounts receivable (less allowance for doubtful accounts 2012 - $1,742; 2011 - $2,023)	58,486	58,587
Other	18,493	17,424
Assets of discontinued operations	670	331,784
Total current assets	114,451	430,903
Other assets	45,462	28,277
Property, plant and equipment, at cost:
Land	16,414	16,414
Buildings	110,676	115,517
Machinery and equipment	230,479	240,993
Construction in progress	6,765	1,084
Accumulated depreciation	(198,229)	(197,187)
Net property, plant and equipment	166,105	176,821
FCC licenses and other intangibles - net	200,254	202,891
Excess of cost over fair value of net identifiable assets of acquired businesses	247,149	247,149
Total assets	773,421	1,086,041
Current liabilities:
Accounts payable	11,669	16,527
Accrued expenses and other liabilities	64,362	46,472
Liabilities of discontinued operations	467	38,716
Total current liabilities	76,498	101,715
Long-term debt	295,721	658,199
Retirement, postretirement, and postemployment plans	242,309	223,132
Deferred income taxes	58,865	45,954
Other liabilities and deferred credits	18,786	23,088
Stockholders' equity (deficit):
Preferred stock ($5 cumulative convertible), par value $5 per share: authorized 5,000,000 shares; none outstanding	0	0
Common stock, par value $5 per share:
Additional paid-in capital	23,024	28,711
Accumulated other comprehensive loss:
Pension and postretirement	(219,656)	(185,116)
Retained earnings (accumulated deficit)	(118,411)	74,871
Total stockholders' equity (deficit)	(176,224)	33,953
Total liabilities and stockholders' equity (deficit)	773,421	1,086,041
Common Class A [Member]
Common stock, par value $5 per share:
Common stock, issued value	136,076	112,744
Common Class B [Member]
Common stock, par value $5 per share:
Common stock, issued value	2,743	2,743
Related Party [Member]
Current liabilities:
Long-term debt	$ 257,466

Consolidated Balance Sheets (Parentheticals) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2012	Dec. 25, 2011
Accounts receivable, allowance for doubtful accounts (in Dollars) (in Dollars) (in Dollars) (in Dollars) (in Dollars) (in Dollars) (in Dollars)	$ 1,742	$ 2,023
Preferred stock, par value (in Dollars per share) (in Dollars per share) (in Dollars per share) (in Dollars per share) (in Dollars per share) (in Dollars per share) (in Dollars per share) (in Dollars per share)	$ 5	$ 5
Preferred stock, shares authorized (in Shares) (in Shares)	5,000,000	5,000,000
Preferred stock, shares outstanding (in Shares) (in Shares)	0	0
Common Class A [Member]
Common stock, shares authorized	75,000,000	75,000,000
Common stock, shares issued	27,215,117	22,548,741
Common stock, par value (in Dollars per share)	$ 5	$ 5
Common Class B [Member]
Common stock, shares authorized	600,000	600,000
Common stock, shares issued	548,564	548,564
Common stock, par value (in Dollars per share)	$ 5	$ 5

Consolidated Statements of Stockholders' Equity (Deficit) (USD $) In Thousands, except Share data	Common Class A [Member]	Common Class B [Member]	Additional Paid-in Capital [Member]	Accumulated Other Comprehensive Income (Loss) [Member]	Retained Earnings [Member]	Total
Balance at Dec. 27, 2009	$ 111,210	$ 2,759	$ 24,253	$ (117,703)	$ 171,732	$ 192,251
Balance, shares (in Shares) at Dec. 27, 2009	22,241,959
Net loss					(22,638)	(22,638)
Unrealized gain on derivative contracts				7,463		7,463
Pension and postretirement				(16,559)		(16,559)
Exercise of stock options	460		(262)			198
Exercise of stock options, shares (in Shares)	92,085
Performance accelerated restricted stock	779		(779)		34	34
Performance accelerated restricted stock, shares (in Shares)	155,886
Stock-based compensation			3,154			3,154
Other	20	(16)	15			19
Other, shares (in Shares)	3,948
Balance at Dec. 26, 2010	112,469	2,743	26,381	(126,799)	149,128	163,922
Balance, shares (in Shares) at Dec. 26, 2010	22,493,878
Net loss					(74,322)	(74,322)
Unrealized gain on derivative contracts				2,228		2,228
Pension and postretirement				(60,545)		(60,545)
Exercise of stock options	111		(63)			48
Exercise of stock options, shares (in Shares)	22,132
Issuance of stock to director upon retirement	548		94			642
Issuance of stock to director upon retirement (in Shares)	109,602
Performance accelerated restricted stock	(389)		271		65	(53)
Performance accelerated restricted stock, shares (in Shares)	(77,732)
Stock-based compensation			2,117			2,117
Other	5		(89)			(84)
Other, shares (in Shares)	861
Balance at Dec. 25, 2011	112,744	2,743	28,711	(185,116)	74,871	33,953
Balance, shares (in Shares) at Dec. 25, 2011	22,548,741
Net loss					(193,417)	(193,417)
Pension and postretirement				(34,540)		(34,540)
Exercise of stock options	433		(246)			187
Exercise of stock options, shares (in Shares)	86,663
Performance accelerated restricted stock	(334)		241		135	42
Performance accelerated restricted stock, shares (in Shares)	(66,927)
Stock-based compensation			574			574
Common stock warrants	23,231		(6,273)			16,958
Common stock warrants (in Shares)	4,646,220
Other	2		17			19
Other, shares (in Shares)	420
Balance at Dec. 31, 2012	$ 136,076	$ 2,743	$ 23,024	$ (219,656)	$ (118,411)	$ (176,224)
Balance, shares (in Shares) at Dec. 31, 2012	27,215,117

Consolidated Statements of Cash Flows (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 25, 2011	Dec. 26, 2010
Cash flows from operating activities:
Net loss	$ (193,417)	$ (74,322)	$ (22,638)
Adjustments to reconcile net loss:
Depreciation and software amortization	30,122	45,645	46,914
Amortization of intangible assets	2,773	5,930	6,175
Loss (gain) related to fixed assets, net	2,275	246	169
Curtailment gain	(2,785)
Postemployment gain	(5,028)
Deferred income taxes	18,429	22,889	30,025
Loss related to divestiture of discontinued operations (net of taxes)	142,190
Goodwill and other asset impairment (net of taxes)	6,472	20,483
Provision for doubtful accounts	1,026	2,143	2,626
Non-cash interest expense	9,278	3,492	3,378
Debt modification and extinguishment costs	35,415		1,772
Change in assets and liabilities:
Income taxes refundable	(45)	933	26,697
Company owned life insurance (cash surrender value less policy loans including repayments)	(10,682)	1,832	(127)
Accounts receivable and inventory	9,176	4,559	(956)
Accounts payable, accrued expenses and other liabilities	3,738	(7,457)	17,321
Retirement plan contributions	(9,097)	(10,549)	(20,000)
Other, net	(3,451)	839	(5,650)
Net cash provided by operating activities	36,389	16,663	85,706
Cash flows from investing activities:
Capital expenditures	(17,886)	(19,053)	(26,482)
Collateral deposit related to letters of credit	(4,830)
Net proceeds from sales of discontinued operations	135,642
Other, net	1,800	448	692
Net cash provided (used) by investing activities	114,726	(18,605)	(25,790)
Cash flows from financing activities:
Increase in borrowings	13,000	112,500	134,156
Repayment of borrowings	(377,298)	(118,786)	(476,653)
Increase in related party borrowings	382,500
Repayment of related party borrowings	(126,963)
Proceeds from issuance of senior notes			293,070
Debt issuance costs	(28,868)		(12,078)
Other, net	208	(524)	217
Net cash used by financing activities	(137,421)	(6,810)	(61,288)
Net increase (decrease) in cash and cash equivalents	13,694	(8,752)	(1,372)
Cash and cash equivalents at beginning of year	23,108	31,860	33,232
Cash and cash equivalents at end of year	36,802	23,108	31,860
Non-cash financing activities:
Issuance of common stock warrants	$ (16,912)

Note 1 - Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2012
Significant Accounting Policies [Text Block]
Note 1:       Summary of Significant Accounting Policies

Fiscal year

Effective for 2012 and future periods, the Company’s fiscal year ends on December 31.  For years prior to 2012, the Company’s fiscal year ended on the last Sunday in December.  Results for 2012 are for a 53-week plus one day period ended December 31, 2012, while results for 2011 and 2010 are for the 52-week periods ended December 25, 2011, and December 26, 2010, respectively.

Principles of consolidation

The accompanying financial statements include the accounts of Media General, Inc., subsidiaries more than 50% owned, and its Variable Interest Entity (VIE), for which Media General, Inc. is the primary beneficiary (collectively, the Company).  Intercompany balances and transactions have been eliminated.

The Company owns and operates 18 network-affiliated broadcast television stations which are primarily located in the Southeastern United States; each television station has an associated website.  In the third quarter of 2012, the Company streamlined its management structure such that it now has two operating segments each consisting of nine television stations and their associated websites divided on the basis of geographic region.  The Company has determined that these operating segments meet the criteria to be aggregated into one reporting segment.

Use of estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  The Company re-evaluates its estimates on an ongoing basis.  Actual results could differ from those estimates.

Presentation

As explained further below, the Company has adjusted its historical financial statements to present all newspapers, its former Advertising Services businesses, and its Production Services company as discontinued operations for all periods presented.  Accordingly, certain prior-year financial information has been reclassified to conform with the current year’s presentation.

Revenue recognition

The Company’s principal sources of revenue are advertising revenue (which includes the sale of airtime on its television stations and the sale of advertising on its websites) and revenue derived from cable and satellite retransmission of its broadcast programming.

 Advertising revenue is recognized when advertisements are aired or displayed, or when related advertising services are rendered. Agency commissions related to broadcast advertising are recorded as a reduction of revenue.  Retransmission revenues from cable and satellite systems are recognized based on average monthly subscriber counts and contractual rates.

The Company’s advertising revenue (net of agency commissions) and cable and satellite retransmission revenue for 2012, 2011, and 2010 were as follows:

(In thousands)	2012	2011	2010
Advertising revenue (net of agency commissions)	$311,036	$249,646	$276,173
Cable and satellite retransmission revenue	37,662	21,367	19,239

Cash, cash equivalents, and restricted cash

Cash in excess of current operating needs is invested in various short-term instruments carried at cost that approximates fair value.  Those short-term investments having an original maturity of three months or less are classified in the balance sheet as cash equivalents.

The Company’s agents require the Company to post cash as collateral for its letter of credit arrangements.  These restricted cash balances ($4.8 million as of December 31, 2012) are classified in the balance sheet as other current assets or other assets depending on the expected term.

Derivatives

Derivatives are recognized as either assets or liabilities on the balance sheet at fair value.  For derivative instruments that are designated as cash flow hedges, the effective portion of the change in value of the derivative instrument is reported as a component of the Company’s other comprehensive income (loss) and is reclassified into earnings (e.g., interest expense for interest rate swaps) in the same period or periods during which the hedged transaction affects earnings.  For derivative instruments not designated as hedging instruments, the gain or loss is recognized in the Company’s current earnings during the period of change.

Accounts receivable and concentrations of credit risk

The Company provides services to a wide variety of customers located principally in the southeastern United States.  The Company’s trade receivables primarily result from the sale of advertising and have a contractual maturity of less than one year.  The Company routinely assesses the financial strength of significant customers, and this assessment, combined with the size and geographic diversity of its customer base, limits its concentration of risk with respect to trade receivables.  The Company maintains an allowance for doubtful accounts based on both the aging of accounts at period end and specific reserves for certain customers.  Accounts are written off when deemed uncollectible.

Self-insurance

The Company self-insures for certain employee medical and disability income benefits, workers’ compensation costs, as well as automobile and general liability claims.  The Company’s responsibility for workers’ compensation and auto and general liability claims is capped at a certain dollar level (generally $100 thousand to $350 thousand depending on claim type).  Insurance liabilities are calculated on an undiscounted basis based on actual claim data and estimates of incurred but not reported claims.  Estimates for projected settlements and incurred but not reported claims are based on development factors, including historical trends and data, provided by a third party.

Broadcast film rights

Broadcast film rights consist principally of rights to broadcast syndicated programs, sports and feature films and are stated at the lower of cost or estimated net realizable value.  Program rights and the corresponding contractual obligations are recorded as other assets (based upon the expected use in succeeding years) and as other liabilities (in accordance with the payment terms of the contract) in the Consolidated Balance Sheets when programs become available for use.  Generally, program rights of one year or less are amortized using the straight-line method; program rights of longer duration are amortized using an accelerated method based on the expected useful life of the program.

Company-owned life insurance

The Company owns life insurance policies on executives, current employees, former employees and retirees. Management considers these policies to be operating assets.  Cash surrender values of life insurance policies are presented net of policy loans.  Borrowings and repayments against company-owned life insurance are reflected in the operating activities section of the Statement of Cash Flows.

Property and depreciation

Plant and equipment are depreciated, primarily on a straight-line basis, over the estimated useful lives which are generally 40 years for buildings and range from 3 to 30 years for machinery and equipment.  Depreciation deductions are computed by accelerated methods for income tax purposes.  Major renovations and improvements as well as interest cost incurred during the construction period of major additions are capitalized.  Expenditures for maintenance, repairs and minor renovations are charged to expense as incurred.

Intangible and other long-lived assets

Intangible assets consist of goodwill (which is the excess of purchase price over the net identifiable assets of businesses acquired), FCC licenses, network affiliations, and certain advertiser and programming relationships.  Indefinite-lived intangible assets (goodwill and FCC licenses) are not amortized, but finite-lived intangibles (network affiliations and advertiser and programming relationships) are amortized using the straight-line method over periods ranging from one to 25 years.  Internal use software is amortized on a straight-line basis over its estimated useful life, not to exceed five to seven years.

Annually, or more frequently if impairment indicators are present, management evaluates the recoverability of indefinite-lived intangibles using estimated discounted cash flows and market factors to determine fair value.  When indicators of impairment are present, management evaluates the recoverability of long-lived tangible and finite-lived intangible assets by reviewing current and projected profitability using undiscounted cash flows of such assets.

FCC broadcast licenses are granted for maximum terms of eight years and are subject to renewal upon application to the FCC.  The licenses remain in effect until action on the renewal applications has been completed.  The Company has filed all of its applications for renewal in a timely manner prior to the applicable expiration dates and expects its applications will be approved when the FCC works through its backlog, as is routine in the industry.    The Company’s CBS network affiliation agreements are due for renewal in a weighted-average period of approximately two years.  The Company’s network affiliation agreement for its single ABC station is due for renewal in one and one-half years.  The Company’s network affiliation agreement with NBC is due for renewal in three years.  The Company currently expects that it will renew these network affiliation agreements prior to their expiration dates.  Costs associated with renewing or extending intangible assets have historically been insignificant and are expensed as incurred.

Income taxes

The Company provides for income taxes using the liability method.  The provision for, or benefit from, income taxes includes deferred taxes resulting from temporary differences in income for financial statement and tax purposes.  Such temporary differences result primarily from differences in the carrying value of assets and liabilities.  Valuation allowances are established when it is estimated that it is “more likely than not” that the deferred tax asset will not be realized.  The evaluation prescribed includes the consideration of all available evidence regarding historical operating results including the estimated timing of future reversals of existing taxable temporary differences, estimated future taxable income exclusive of reversing temporary differences and carryforwards, and potential tax planning strategies which may be employed to prevent an operating loss or tax credit carryforward from expiring unused.  Future taxable income may be considered with the achievement of positive cumulative financial reporting income (generally the current and two preceding years).  Once a valuation allowance is established, it is maintained until a change in factual circumstances gives rise to sufficient income of the appropriate character and timing that will allow a partial or full utilization of the deferred tax asset.  Residual deferred taxes related to comprehensive income (loss) items are removed from comprehensive income (loss) and affect net income (loss) when final settlement of the items occurs.

Comprehensive income (loss)

The Company’s comprehensive income (loss) consists of net income (loss), pension and postretirement related adjustments, and, when applicable, recognition of deferred gains or losses on derivatives designated as hedges.

New accounting pronouncements

In July 2012, the FASB issued Accounting Standards Update (“ASU”) 2012-02, which allows companies the option to first assess qualitative factors to determine if it is necessary to perform a quantitative impairment test on indefinite-lived intangible assets other than goodwill. The ASU is effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012, however, early adoption is permitted.  See Note 3 for further discussion of the Company’s early adoption of this standard.

The FASB issued ASU 2011-05, Statement of Comprehensive Income, as amended, which requires comprehensive income (loss) to be reported in either a continuous statement of comprehensive income (loss) or two separate, but consecutive, statements.  The guidance does not change the items or the measurement of the items that must be reported in other comprehensive income.  ASU 2011-05 is effective for fiscal years, and interim periods within those years, beginning on or after December 15, 2011.  The Company adopted this standard in 2012 and elected to present comprehensive income (loss) in a separate statement.

Note 2 - Acquisitions, Dispositions and Discontinued Operations	12 Months Ended
Dec. 31, 2012
Acquisitions Dispositions And Discontinued Operations [Text Block]
Note 2:       Acquisitions, Dispositions and Discontinued Operations

In the third quarter of 2012, the Company sold all of its newspapers and associated web sites (with the exception of the Tampa group) to World Media Enterprises, Inc. (World Media), a subsidiary of Berkshire Hathaway, for gross proceeds of $141 million including certain working capital adjustments and other specified items.  In the fourth quarter of 2012, the Company completed the sale of its Tampa print properties and associated web sites to Tampa Media Group, Inc., a new company formed by Revolution Capital Group, for gross proceeds of $1.3 million including working capital adjustments and other specified items.  During the second quarter of 2012, the Company also sold DealTaker.com for a nominal amount, shut down its Production Services company which provided broadcast equipment and design services, and discontinued its NetInformer operations.  In January 2013, the Company sold the intellectual property and certain tangible assets of Blockdot for a nominal amount; the Company retained Blockdot’s working capital and an operating lease for office space in Dallas, Texas.  The Company recorded a $142 million after-tax loss related to the divestitures of discontinued operations, in the year ended December 31, 2012.  The total after-tax loss included a loss on the sale of newspapers to World Media of $112 million, a loss on the sale of the Tampa print properties of $24 million, a loss on the sale of DealTaker.com of $3.9 million, and an estimated loss related to Blockdot of $2.5 million.  The Company will continue to provide a few remaining transition services, on a diminishing basis over the first three to six months of 2013, to World Media and Tampa Media Group in the areas of information technology and digital support.

As illustrated in the following chart, the results of these newspapers (as well as their associated web sites), DealTaker.com, Blockdot, NetInformer, and the Company’s Production Services unit have been presented as discontinued operations in the accompanying Consolidated Statements of Operations for the years ended December 31, 2012, December 25,  2011, and December 26, 2010.  Depreciation and amortization on assets related to these properties ceased as of the date in 2012 that each disposal group qualified for held-for-sale treatment.  The accompanying Consolidated Balance Sheets have been adjusted to present assets and liabilities of discontinued operations separately from those of continuing operations.

(In thousands)	2012	2011	2010
Revenues	$173,503	$335,596	$373,317
Costs and expense	183,585	362,501	342,026
Loss before income taxes	(10,082)	(26,905)	31,291
Income tax expense (benefit)	1,188	(1,516)	15,384
Loss from discontinued operations	$(11,270)	$(25,389)	$15,907

In 2011, DealTaker.com failed its annual impairment test, resulting in a non-cash goodwill and other intangible asset impairment charge of $4.2 million net of a tax benefit of $1.8 million.  The Company subsequently performed an interim impairment test on DealTaker.com in the first quarter of 2012 which resulted in an additional non-cash goodwill and other intangible asset impairment charge of $6.5 million net of a tax benefit of $3.6 million.  In the third quarter of 2011, the Company performed an interim impairment test that resulted in a non-cash goodwill impairment charge of $16.2 million net of a tax benefit of $10.4 million related to certain print properties in its former Virginia/Tennessee market.  These impairment charges are included in the loss from discontinued operations (shown above) for the years ended December 25, 2012 and December 25, 2011.

After recording a $2.5 million loss related to the expected divestiture of Blockdot, assets of discontinued operations as of December 31, 2012 were $700 thousand.  At December 25, 2011, the assets of discontinued operations consisted of approximately $48 million of current assets and $284 million of long-lived assets.  Long-lived assets at December 25, 2011, included $198 million of fixed assets, $78 million of allocated goodwill, $3 million of other intangible assets, and $5.1 million of other assets (primarily software).  Liabilities of discontinued operations of approximately $500 thousand and $39 million at December 31, 2012 and December 25, 2011, respectively, consisted primarily of accounts payable and accrued expenses.

Note 3 - Intangible Assets and Impairment	12 Months Ended
Dec. 31, 2012
Intangible Assets Disclosure [Text Block]
Note 3:       Intangible Assets and Impairment

For impairment tests, the Company compares the carrying value of the reporting unit or asset tested to its estimated fair value. The estimated fair value is determined using a combination of the income approach and the market approach.  The income approach utilizes the estimated discounted cash flows expected to be generated by the assets.   The market approach employs comparable company information, and where available, recent transaction information for similar assets. The determination of fair value requires the use of significant judgment and estimates about assumptions that management believes are appropriate in the circumstances although it is reasonably possible that actual performance will differ from these assumptions. These assumptions include those relating to revenue growth, compensation levels, capital expenditures, discount rates and market trading multiples for broadcast assets.

The Company performs its annual impairment test of goodwill on the first day of the fourth quarter each year.  Additionally, it performs interim impairment tests whenever there are indicators of impairment during the year.  There were no goodwill impairment charges attributable to continuing operations for 2012, 2011, or 2010.

The Company performs its annual impairment test of indefinite-lived intangible assets (i.e., FCC licenses) on the first day of the fourth quarter each year. Additionally, it performs interim impairment tests whenever there are indicators of impairment during the year. As noted above, the Company early adopted ASU 2012-02 and applied the guidance when it conducted its annual impairment testing as of the first day of the fourth quarter. As a result, quantitative impairment testing for thirteen of the fifteen stations that have FCC license carrying values was not required. For the two stations that were tested for impairment, the estimated fair values of the FCC licenses exceeded their carrying values.

The Company has recorded pretax cumulative impairment losses related to goodwill approximating $724 million through December 31, 2012.  The following table shows the gross carrying amount and accumulated amortization for intangible assets as of December 31, 2012 and December 25, 2011:

	December 25, 2011		Change	December 31, 2012
(In thousands)	Gross Carrying Amount	Accumulated Amortization	Amortization Expense	Gross Carrying Amount	Accumulated Amortization
Amortizing intangible assets (including network affiliation, advertiser and programming relationships)	$125,088	$95,895	$2,637	$125,088	$98,532

Indefinite-lived intangible assets:
Goodwill	247,149			247,149
FCC licenses	173,698			173,698
Total	$420,847			$420,847

Intangibles amortization expense is projected to be approximately $1.8 million in each of the years 2013 through 2017.  The weighted-average remaining useful life for intangible assets is 16 years.

Note 4 - Taxes on Income	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Text Block]
Note 4:       Taxes on Income

In each of the years presented below, the Company’s tax provision had an unusual relationship to pretax income from continuing operations primarily due to the existence of a full deferred tax valuation allowance and a deferred tax liability that could not be used to offset deferred tax assets (termed a “naked credit”).  A reconciliation of income taxes computed at the federal statutory tax rate to actual income tax expense from continuing operations is as follows:

(In thousands)	2012	2011	2010
Income taxes computed at federal statutory tax rate	$(9,214)	$(12,850)	$(9,976)
Increase (reduction) in income taxes resulting from:
"Naked credit" related to amortization of intangible assets	13,631	14,218	14,641
State income taxes, net of federal income tax benefit	(1,049)	(1,463)	(1,136)
Increase in deferred tax valuation allowance	3,181	13,328	7,891
Change in reserve for uncertain tax positions	-	(25)	(1,667)
Interest rate swap maturity	-	(1,975)	-
Non-deductible debt discount	6,571	-	-
Other	511	985	290
Income tax expense	$13,631	$12,218	$10,043

In 2012, tax expense related to the additional valuation allowances required by the “naked credit” was $13.6 million.  In 2011, tax expense related to the additional valuation allowances required by the “naked credit” was $14.2 million, which was partially offset by a $2 million tax benefit related to the maturity of the interest rate swaps and the attendant tax effect in other comprehensive income (loss).  In 2010, tax expense related to the additional valuation allowances required by the “naked credit” was $14.6 million, which was partially offset by a $2.9 million tax refund related to the Company’s 2009 NOL carryback claim and a $1.7 million tax benefit related to favorable adjustments to the Company’s reserve for uncertain tax positions.

The Company’s net operating loss carryforward (NOL) for tax purposes was approximately $133 million in 2012, bringing the cumulative total to approximately $307 million at December 31, 2012.  These NOLs will be carried forward against future taxable income over a maximum carryforward period of 20 years, as allowed under federal income tax law, and therefore, will expire as follows: $2 million in 2027, $76 million in 2030, $96 million in 2031 and $133 million in 2032.  These NOLs will be available to offset future taxable income, and therefore, the Company does not anticipate paying significant cash income taxes for the foreseeable future.

The Company evaluates the recoverability of its deferred tax assets each period by considering whether it is more likely than not that all or a portion of the deferred tax assets will not be realized.  The Company had a cumulative pretax loss (when considering the current and two preceding years) and, therefore, could not consider expectations of future income to utilize the deferred tax assets including the NOLs described above.  Other sources, such as income available in a carryback period, future reversal of existing temporary differences, or tax planning strategies were taken into consideration; however, a valuation allowance was deemed necessary as of the end of each year presented.  The Company’s deferred tax asset valuation allowance was $200 million as of December 31, 2012 and $117 million as of December 25, 2011.

In the future, the Company will generate additional deferred tax assets and liabilities related to its amortization of acquired intangible assets for tax purposes (e.g., tax amortization was approximately $35 million in 2012 and is expected to be approximately $33.7 million in 2013).  Because these long-lived intangible assets are not amortized for financial reporting purposes, the tax amortization in future years will give rise to a temporary difference, and a tax liability, which will only reverse at the time of ultimate sale or impairment of the underlying intangible assets.  Due to the uncertain timing of this reversal, the temporary difference cannot be considered as a source of future taxable income for purposes of determining a valuation allowance; therefore, the tax liability cannot be used to offset the deferred tax asset related to the NOL carryforward for tax purposes that will be generated by the same amortization.  This “naked credit” gives rise to the need for additional valuation allowance.  The Company anticipates recording an additional deferred tax valuation allowance of approximately $13.1 million, $12.6 million, and $12.6 million in 2013, 2014, and 2015, respectively.  The additional valuation allowance will be recorded as a non-cash charge to income tax expense.

Significant components of income taxes from continuing operations are as follows:

(In thousands)	2012	2011	2010
Federal	$-	$-	$(2,931)
State	-	-	-
Current	-	-	(2,931)
Federal	11,480	10,109	12,331
State	2,151	2,134	2,310
Deferred	13,631	12,243	14,641
Change in reserve for uncertain tax positions	-	(25)	(1,667)
Income tax expense	$13,631	$12,218	$10,043

Temporary differences, which gave rise to significant components of the Company's deferred tax liabilities and assets at December 31, 2012, and December 25, 2011, are as follows:

(In thousands)	2012	2011
Deferred tax liabilities:
Difference between book and tax bases of intangible assets	$61,188	$44,085
Tax over book depreciation	23,783	60,255
Total deferred tax liabilities	84,971	104,340

Deferred tax assets:
Employee benefits	(7,009)	(16,847)
Net operating losses	(125,131)	(76,580)
Other comprehensive income items	(94,663)	(82,125)
Other	(353)	(2,596)
Total deferred tax assets	(227,156)	(178,148)

Net deferred tax assets	(142,185)	(73,808)
Valuation allowance	200,423	116,906
Deferred tax assets included in other current assets	627	2,856
Deferred tax liabilities	$58,865	$45,954

The Company paid no income taxes in 2012 and received net refunds of $.4 million and $29.2 million in 2011 and 2010 respectively.

As of December 31, 2012 and December 25, 2011, the Company had $.2 million and $.1 million of refundable income taxes, respectively, due to pending state income tax refunds.

A reconciliation of the beginning and ending balances of the gross liability for uncertain tax positions is as follows:

(In thousands)	2012	2011	2010
Uncertain tax position liability at the beginning of the year	$1,422	$1,428	$8,146
Additions for tax positions for prior years	-	67	381
Reductions for tax positions for prior years	-	(73)	(1,858)
Decreases due to settlements	-	-	(5,241)
Uncertain tax position liability at the end of the year	$1,422	$1,422	$1,428

The entire balance of the liability for uncertain tax positions would impact the effective rate (net of related asset for uncertain tax positions) if underlying tax positions were sustained or favorably settled.  The Company recognizes interest and penalties accrued related to uncertain tax positions in the provision for income taxes.  As of December 31, 2012, the liability for uncertain tax positions included approximately $.5 million of estimated interest and penalties.

For federal tax purposes, the Company’s tax returns have been audited or closed by statute through 2008 and remain subject to audit for years 2009 and beyond.  The Company has various state income tax examinations ongoing and at varying stages of completion, but generally its state income tax returns have been audited or closed to audit through 2008.

Note 5 - Long-Term Debt and Other Financial Instruments	12 Months Ended
Dec. 31, 2012
Long-term Debt [Text Block]
Note 5:       Long-Term Debt and Other Financial Instruments

Long-term debt at December 31, 2012, and December 25, 2011, was as follows:

(In thousands)	2012	2011
Term loan:
Face value	$301,537	$363,126
Remaining original issue discount	(32,058)	-
Remaining warrant discount	(12,013)	-
Carrying value	257,466	363,126

Revolving credit facility ($45 million and $66 million remaining availability in 2012 and 2011, respectively)	-	-

Senior notes:
Face value	299,800	300,000
Remaining original issue discount	(4,091)	(5,081)
Carrying value	295,709	294,919

Capital lease liability	12	154

Total carrying value	$553,187	$658,199

On December 31, 2012, the Company had in place a term loan with a face value of $302 million and a revolving credit facility with no outstanding balance and maximum availability of $45 million. Also outstanding were 11.75% senior notes with a face value of $300 million that were issued at a price equal to 97.69% of face value.  The term loan with Berkshire Hathaway matures in May 2020 and bears an interest rate of 10.5%, but could decrease to 9% based on the Company’s leverage ratio, as defined in the agreement.  The Company was in compliance with all provisions of both agreements at December 31, 2012.

In May of 2012, the Company consummated a financing arrangement with BH Finance LLC, an affiliate of Berkshire Hathaway, that provided the Company with a $400 million term loan and a $45 million revolving credit facility.  The funding of the new financing arrangement’s term loan and an initial draw of the revolving credit facility resulted in cash proceeds to the Company of $382.5 million, which were immediately used to fully repay all amounts outstanding under the Company’s existing credit facility, pay fees and expenses related to the financing and to fund working capital requirements.  The term loan was issued at a discount of 11.5% and was secured pari passu with the Company’s existing 11.75% senior secured notes due 2017.   While the new financing arrangement does not contain financial covenants, there are restrictions, in whole or in part, on certain activities including the incurrence of additional debt, repurchase of shares, and the payment of dividends.  The term loan may be voluntarily repaid prior to maturity, in whole or in part, at a price equal to 100% of the principal amount repaid plus accrued and unpaid interest, plus a premium, which starts at 14.5% and steps down over time, as set forth in the agreement.  Other factors, such as the sale of assets may result in a mandatory prepayment or an offer to prepay a portion of the term loan without premium or penalty.  The Company considers the prepayment feature to be an embedded derivative which it bifurcates from the term loan when the fair value is determinable.  The term loan and revolving credit facility will mature in May 2020 and are guaranteed by the Company’s subsidiaries.  The revolving credit facility bears interest at a rate of 10% and is subject to a 2% commitment fee.  As discussed in Note 6, the Company issued common stock warrants to Berkshire Hathaway in conjunction with the financing.

Long-term debt maturities during the five years subsequent to December 31, 2012 aggregate $299.8 million, and represent the senior notes which mature in February 2017.  The Company will consider refinancing the senior notes in February 2014 when the notes become redeemable at a price of 105.875% of the outstanding principal.

The previous bank credit facility had an interest rate of LIBOR (with a 1.5% floor) plus a margin of 7% and commitment fees of 2.5%.  In addition to this cash interest, the Company accrued payment-in-kind (PIK) interest of 1.5%.  PIK interest increased the bank term loan by nearly $1 million between March and May 2012 and was paid in cash upon repayment of the entire facility.

Following the sale of its newspapers to World Media, the Company used the net proceeds to repay $98 million of the term loan at par and the $18.5 million balance of its then existing revolver.  The early repayment of debt resulted in debt modification and extinguishment costs of $17.3 million in the third quarter of 2012 due to the accelerated recognition of a pro rata portion of discounts and deferred issuance costs.  In the second quarter of 2012, in conjunction with the secured financing with Berkshire Hathaway and the repayment of the previous credit facility the Company recorded debt modification and extinguishment costs of $7.7 million, primarily due to the write-off of unamortized fees related to the former credit agreement.  In addition, the Company capitalized $11.5 million of advisory and legal fees related to the new financing; these fees will be amortized as interest expense over the term of the financing arrangement.  In March of 2012, the Company amended its previous bank credit agreement which resulted in $10.4 million of expense for debt modification and extinguishment costs including certain advisory, arrangement, and legal fees related to that refinancing.

The Company revised its financing structure in the first quarter of 2010 by simultaneously amending and extending its bank term loan facility and issuing senior notes.  The Company recorded debt modification and extinguishment costs of $5.5 million in conjunction with that refinancing.

In 2006, the Company entered into several interest rate swaps as part of an overall strategy to manage interest cost and risk associated with variable interest rates, primarily short-term changes in LIBOR.  These interest rate swaps were cash flow hedges with original notional amounts totaling $300 million; swaps with notional amounts of $100 million matured in 2009 and the remaining swaps with notional amounts of $200 million matured in the third quarter of 2011.  The interest rate swaps were carried at fair value based on the present value of the estimated cash flows the Company would have received or paid to terminate the swaps; the Company applied a discount rate that was predicated on quoted LIBOR prices and current market spreads for unsecured borrowings.  In 2011 and 2010, $7.3 million and $10.7 million, respectively, were reclassified from other comprehensive income (loss) into interest expense on the Consolidated Statement of Operations as the effective portion of the interest rate swaps.  The pretax net change in comprehensive income (loss) for 2011 and 2010 was $6.9 million and $7.5 million, respectively.

The following table includes information about the carrying values and estimated fair values of the Company’s financial instruments at December 31, 2012 and December 25, 2011:

	December 31, 2012		December 25, 2011
(In thousands)	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Assets:
Investments
Trading	$198	$198	$205	$205
Liabilities:
Long-term debt:
Revolving credit facility ($45 million available at 12/31/2012)	-	-	-	-
Term loan	257,466	343,746	363,126	340,639
11.75% senior notes	295,709	346,269	294,919	285,000

Trading securities held by the Supplemental 401(k) Plan are carried at fair value and are determined by reference to quoted market prices.  At December 31, 2012 and December 25, 2011, the fair value of the term loan was determined using a discounted cash flow analysis and an estimate of the current borrowing rate.  The fair value of the 11.75% senior notes was valued by reference to the most recent trade prior to the end of the applicable period.  Under the fair value hierarchy, the Company’s trading securities fall under Level 1 (quoted prices in active markets), its senior notes and it term loan that existed at December 25,  2011, fall under Level 2 (other observable inputs).  Its term loan at December 31, 2012, falls under Level 3 (unobservable inputs).

Note 6 - Common Stock and Stock Options	12 Months Ended
Dec. 31, 2012
Disclosure of Compensation Related Costs, Share-based Payments [Text Block]
Note 6:       Common Stock and Stock Options

The Company’s Articles of Incorporation provide for the holders of the Class A Stock voting separately and as a class to elect 30% of the Board of Directors (or the nearest whole number if such percentage is not a whole number) and for the holders of the Class B Stock to elect the balance.  The Company’s Class B stockholders have the sole right to vote on all other matters submitted for a vote of stockholders, except as required by law and except with respect to limited matters specifically set forth in the Articles of Incorporation.  Class B common stock can be converted into Class A common stock on a share-for-share basis at the option of the holder.  If any dividends are paid, both classes of common stock receive the same amount per share.

Concurrent with the funding of the financing arrangement described in Note 5 and pursuant to a Warrant Agreement entered into at the same time, the Company issued warrants to Berkshire Hathaway to purchase 4.6 million shares of Class A common stock, which represented approximately 19.9% of the number of then outstanding shares of the Company’s common stock.  On September 24, 2012, Berkshire Hathaway exercised all of the warrants to purchase 4,646,220 shares of Class A common stock, par value $5.00 per share, for an aggregate purchase price of $46,462.20, or $0.01 per share.  The shares issued upon exercise of the warrants have not been registered under the Securities Act of 1933 as amended.  However, Berkshire Hathaway can request registration at any time pursuant to a Registration Rights Agreement.

The Company’s Long-Term Incentive Plan (LTIP) is administered by the Compensation Committee and permits the grant of stock-based awards to key employees in the form of nonqualified stock options (Non-Qualified Stock Option Plan) and non-vested shares (Performance Accelerated Restricted Stock Plan (PARS)). At December 31, 2012, a combined 1,313,226 shares remained available for grants of PARS (up to 298,585 shares) and stock options under the LTIP.  Grant prices of stock options are equal to the fair market value of the underlying stock on the date of grant.  Options are exercisable during the continued employment of the optionee but not for a period greater than ten years and not for a period greater than one year after termination of employment; they generally become exercisable at the rate of one-third each year from the date of grant.  For awards granted prior to 2006, the optionee may exercise any option in full in the event of death or disability or upon retirement after at least ten years of service with the Company and after attaining age 55.  For awards granted in 2006 and thereafter, the optionee must be 63 years of age, with ten years of service, and must be an employee on December 31 of the year of grant in order to be eligible to exercise an award upon retirement.  The Company has options for approximately 18,000 shares outstanding under former plans with slightly different exercise terms.

The Company valued stock options granted in 2012 using a Black-Scholes valuation method and valued stock options granted in 2011 and 2010 using a binomial lattice valuation method.  The volatility factor in all periods was estimated based on the Company’s historical volatility over the contractual term of the options.  The Company also used historical data to derive the option’s expected life.  The risk-free interest rate was based on the U.S. Treasury yield curve in effect at the date of grant.  The dividend yield was predicated on the average expected dividend payment over the expected life of the option and the stock price on the grant date.  The key assumptions used to value stock options granted in 2012, 2011, and 2010 and the resulting grant date fair values are summarized below:

	2012	2011	2010
Risk-free interest rate	1.30%	2.70%	3.10%
Dividend yield	2.10%	2.30%	1.60%
Volatility factor	66.00%	67.00%	65.00%
Expected life (years)	6.50	6.50	6.60
Exercise price	$4.98	$5.20	$8.90
Grant date fair value	$2.67	$2.58	$4.61

The following is a summary of option activity for the year ended December 31, 2012:

(In thousands, except per share amounts)	Shares	Weighted-Average Exercise Price	Weighted-Average Remaining Contractual Term (in years)*	Aggregate Intrinsic Value
Outstanding - beginning of year	2,602	$27.09
Granted	461	4.98
Exercised	(87)	2.16
Forfeited or expired	(877)	26.77
Outstanding - end of year	2,099	$23.40	5.5	$580

Outstanding - end of year less estimated forfeitures	2,059	$23.71	5.4	$580

Exercisable - end of year	1,724	$27.27	4.8	$580

*
Excludes 400 options which are exercisable during the lifetime of the optionee and 17,400 options which are exercisable during the continued employment of the optionee and for a three-year period thereafter.

The Company recognized non-cash compensation expense related to stock options in 2012, 2011, and 2010 as summarized below.  Due to the valuation allowance on deferred tax assets, the Company does not currently expect to realize a tax benefit for these stock options. As of December 31, 2012, there was $.6 million of total unrecognized compensation cost related to stock options expected to be recognized over a weighted-average period of approximately 1.7 years.

(In thousands)	2012	2011	2010
Pretax compensation cost (related to stock options)	$834	$998	$1,614
After-tax compensation cost (related to stock options)	531	636	1,028

Certain executives are eligible for PARS, which vest over a ten-year period.  If certain earnings targets are achieved (as defined in the plan), vesting may accelerate to either a three, five or seven year period.  The recipient of PARS must remain employed by the Company during the vesting period.  However, in the event of death, disability, or retirement after age 63, a pro-rata portion of the recipient’s PARS becomes vested. PARS are awarded at the fair value of Class A shares on the date of the grant.  All restrictions on PARS granted prior to 2003 have been released. The following is a summary of PARS activity for the year ended December 31, 2012:

(In thousands, except per share amounts)	Shares	Weighted- Average Grant Date Fair Value
Nonvested balance - beginning of year	508	$27.94
Granted	254	$4.98
Restrictions released	(194)	$38.05
Forfeited	(354)	$15.45
Nonvested balance - end of year	214	$12.15

As of the end of 2012, there was $1.2 million of total unrecognized compensation cost related to PARS under the LTIP; that cost is expected to be recognized over a weighted-average period of approximately 5.6 years.  In 2012, the Company recognized a benefit of $.1 million ($.1 million after-tax) due to the volume of forfeitures that were not previously anticipated.  The amount recorded as expense in 2011 and 2010 was $1.2 million ($.8 million after-tax), and $1.6 million ($1.0 million after-tax), respectively.  Due to the valuation allowance on deferred tax assets, the Company does not currently expect to realize a tax benefit for these PARS awards.

The Company has maintained a Supplemental 401(k) Plan (the Plan) for many years which allows certain employees to defer salary and obtain Company match where federal regulations would otherwise limit those amounts. The Company is the primary beneficiary of this Variable Interest Entity (VIE) that holds the Plan’s investments and consolidates the Plan accordingly.  Participants receive cash payments upon termination of employment, and participants age 55 and above can choose from a range of investment options including the Company’s Class A common stock.  The Plan’s liability to participants ($.8 million at December 31, 2012 and December 25, 2011) is adjusted to its fair value each reporting period.  The Plan’s investments ($.2 million at December 31, 2012 and December 25, 2011) other than its Class A common stock, are considered trading securities, reported as assets, and are adjusted to fair value each reporting period.  Investments in the Class A common stock fund are measured at historical cost and are recorded as a reduction of additional paid-in capital. Consequently, fluctuations in the Company’s stock price will have an impact on the Company’s net income when the liability is adjusted to fair value and the common stock remains at historical cost.  The Company recognized negligible expense in 2012, and benefits of $.1 million ($.1 million after-tax) and $.2 million ($.1 million after-tax) in 2011 and 2010, respectively, due to the fluctuations in the Company’s stock price.  The Company suspended its 5% match on the Plan effective April 1, 2009; however, effective January 1, 2011, the Company reinstated the match up to a maximum of 2% of an eligible and participating employee’s salary.

Each member of the Board of Directors that is neither an employee nor a former employee of the Company (an Outside Director) participates in the Directors’ Deferred Compensation Plan.  The plan provides that each Outside Director shall receive half of his or her annual compensation for services to the Board in the form of Deferred Stock Units (DSU); each Outside Director additionally may elect to receive the balance of his or her compensation in either cash, DSU, or a split between cash and DSU.  Other than dividend credits (when dividends are declared), deferred stock units do not entitle Outside Directors to any rights due to a holder of common stock.  DSU account balances may be settled after the Outside Director's retirement date by a cash lump-sum payment, a single distribution of common stock, or annual installments of either cash or common stock over a period of up to ten years.  The Company records expense annually based on the amount of compensation paid to each director as well as recording an adjustment for changes in fair value of DSU.  The Company recognized an expense of $.6 million ($.4 million after-tax) in 2012, an expense of $.1 million ($.1 million after-tax) in 2011, and a benefit of $.2 million ($.1 million after-tax) in 2010, under the plan due primarily to the fluctuations in the fair value of DSU.

Because both the Supplemental 401(k) Plan and the Director’s Deferred Compensation Plan were designed to align the interest of participants with those of shareholders, fluctuations in stock price have an effect on the expense recognized by the Company.  Each $1 change in the Company’s stock price as of December 31, 2012 would have adjusted the Company’s pretax income by approximately $.7 million.

Note 7 - Retirement Plans	12 Months Ended
Dec. 31, 2012
Pension and Other Postretirement Benefits Disclosure [Text Block]
Note 7:       Retirement Plans

The Company has a funded, qualified non-contributory defined benefit retirement plan which covers substantially all employees hired before 2007, and non-contributory unfunded supplemental executive retirement and ERISA excess plans which supplement the coverage available to certain executives. The Company also has a retiree medical savings account which reimburses eligible employees who retire from the Company for certain medical expenses.  In addition, the Company has an unfunded plan that provides certain health and life insurance benefits to retired employees who were hired prior to 1992.  The previously mentioned plans are collectively referred to as the “Plans.”  The measurement date for the Plans is the Company’s fiscal year end.  The pension plans are effectively frozen.

The Company retained the pension assets and liabilities and postretirement obligations related to employees of the businesses that were sold in 2012.  Pursuant to the respective asset purchase agreements, employees of the newspapers sold to World Media and Tampa Media Group continued employment with Media General and were leased to the respective buyers until December 2012, at which time all of these individuals ceased employment with Media General.  Upon leaving Media General, many employees forfeited future benefits under the postretirement plans which resulted in a curtailment gain of $2.8 million and lowered the liability by approximately $7.2 million due to the remeasurement.

Effective March 1, 2013, the Company will outsource postretirement medical coverage for substantially all Medicare eligible participants to a third party and provide participants a flat dollar benefit to use toward purchasing their own coverage.  This plan amendment resulted in a reduction in the postretirement benefit obligation of $3.5 million.  Due to these changes, the Company will no longer be eligible to receive a Medicare subsidy from the federal government.

The Company’s unfunded pension obligation increased by $35 million in 2012 due to primarily to a 105 basis point decrease in the discount rate offset by appreciation on plan assets of $35 million.

Benefit Obligations

The following table provides a reconciliation of the changes in the Plans’ benefit obligations for the years ended December 31, 2012, and December 25, 2011:

	Pension Benefits		Other Benefits
(In thousands)	2012	2011	2012	2011
Change in benefit obligation:
Benefit obligation at beginning of year	$454,904	$412,135	$39,599	$42,160
Service cost	-	-	101	226
Interest cost	21,162	22,426	1,547	1,910
Participant contributions	-	-	1,462	1,450
Plan amendments	-	-	(3,518)	-
Actuarial loss (gain)	60,494	41,803	(812)	(2,155)
Benefit payments, net of subsidy	(23,658)	(21,460)	(3,758)	(3,992)
Curtailments	-	-	(7,183)	-
Benefit obligation at end of year	$512,902	$454,904	$27,438	$39,599

The accumulated benefit obligation at the end of 2012 and 2011 was $513 million and $455 million, respectively.  The Company’s policy is to fund benefits under the supplemental executive retirement, ERISA Excess, and all postretirement benefits plans as claims and premiums are paid.  As of December 31, 2012 and December 25, 2011, the benefit obligation related to the supplemental executive retirement and ERISA Excess plans included in the preceding table was approximately $54 million and $49 million, respectively.  The Plans’ benefit obligations were determined using the following assumptions:

	Pension Benefits		Other Benefits
	2012	2011	2012	2011
Discount rate	3.75%	4.80%	3.40%	4.50%
Compensation increase rate	-	-	3.00	3.00

A 7.7% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2012 (8.0% for 2011).  This rate was assumed to decrease gradually each year to a rate of 4.5% in 2027 and remain at that level thereafter.  These rates have an effect on the amounts reported for the Company’s postretirement obligations.  A one-percentage point increase or decrease in the assumed health care trend rates would change the Company’s accumulated postretirement benefit obligation approximately $250 thousand, and the Company’s net periodic cost by approximately $15 thousand.

Plan Assets

The following table provides a reconciliation of the changes in the fair value of the Plans’ assets for the years ended December 31, 2012 and December 25, 2011:

	Pension Benefits		Other Benefits
(In thousands)	2012	2011	2012	2011
Change in plan assets:
Fair value of plan assets at beginning of year	$273,549	$286,208	$-	$-
Actual return on plan assets	35,213	(4,076)		-
Employer contributions	11,930	12,877	2,591	2,915
Participant contributions	-	-	1,462	1,450
Benefit payments	(23,658)	(21,460)	(4,053)	(4,365)
Fair value of plan assets at end of year	$297,034	$273,549	$-	$-

Under the fair value hierarchy, the Company’s retirement plan assets fall under Level 1 (quoted prices in active markets) and Level 2 (other observable inputs).  The following table provides the fair value by each major category of plan assets at December 31, 2012 and December 25, 2011:

	2012		2011
	Level 1	Level 2	Level 1	Level 2
U.S. Small/Mid Cap Equity	$29,600	$-	$27,919	$-
U.S. Large Cap Equity	42,456	69,810	38,208	63,108
International/Global Equity	12,993	44,920	11,902	39,403
Fixed Income	69,018	23,567	65,507	23,391

The asset allocation for the Company’s funded retirement plan at the end of 2012 and 2011, and the asset allocation range for 2013, by asset category, are as follows:

	Asset allocation Range			Percentage of Plan Assets at Year End
Asset Category	2013			2012	2011
Equity securities	60%	-	75%	67%	66%
Fixed income securities/cash	25%	-	45%	33%	34%
Total				100%	100%

As the plan sponsor of the funded retirement plan, the Company’s investment strategy is to achieve a rate of return on the plan’s assets that, over the long-term, will fund the plan’s benefit payments and will provide for other required amounts in a manner that satisfies all fiduciary responsibilities.  A determinant of the plan’s returns is the asset allocation policy.  The Company’s investment policy provides absolute ranges (30-50% U.S. large cap equity, 5-17% U.S. small/mid cap equity, 10-30% international/global equity, 25-45% fixed income, and 0-5% cash) for the plan’s long-term asset mix.  The Company periodically (at least annually) reviews and rebalances the asset mix if necessary.  The Company also reviews the plan’s overall asset allocation to determine the proper balance of securities by market capitalization, value or growth, U.S., international or global, or the addition of other asset classes.

The plan’s investment policy is reviewed frequently and distributed to the investment managers.  Periodically, the Company evaluates each investment manager to determine if that manager has performed satisfactorily when compared to the defined objectives, similarly invested portfolios, and specific market indices.  The policy contains general guidelines for prohibited transactions such as:

•	borrowing of money

•	purchase of securities on margin

•	short sales

•	pledging any securities except loans of securities that are fully-collateralized

•	purchase or sale of futures or options for speculation or leverage

Restricted transactions include:

•	purchase or sale of commodities, commodity contracts, or illiquid interests in real estate or mortgages

•	purchase of illiquid securities such as private placements

•	use of various futures and options for hedging or for taking limited risks with a portion of the portfolio’s assets

Funded Status

The following table provides a statement of the funded status of the Plans at December 31, 2012 and December 25, 2011:

	Pension Benefits		Other Benefits
(In thousands)	2012	2011	2012	2011
Amounts recorded in the balance sheet:
Current liabilities	$(3,464)	$(2,931)	$(2,090)	$(3,276)
Noncurrent liabilities	(212,404)	(178,424)	(25,348)	(36,323)
Net amount recognized	$(215,868)	$(181,355)	$(27,438)	$(39,599)

The following table provides a reconciliation of the Company’s accumulated other comprehensive loss related to pension and other benefits prior to any deferred tax effects:

	Pension Benefits	Other Benefits
(In thousands)	Net Actuarial Loss	Net Actuarial Gain	Prior Service (Credit) Cost	Total
December 25, 2011	$228,727	$(10,902)	$8,385	$(2,517)
Current year change	43,340	374	(9,174)	(8,800)
December 31, 2012	$272,067	$(10,528)	$(789)	$(11,317)

The Company anticipates recognizing $7.6 million of actuarial loss and $91 thousand of prior service cost, both of which are currently in accumulated other comprehensive loss, as a component of its net periodic cost in 2013.  The Company currently anticipates making contributions of $4.5 million to its retirement plan in 2013, which is based on current estimates of ERISA minimums.  This contribution amount was assumed for purposes of these disclosures.

Expected Cash Flows

The following table includes amounts that are expected to be contributed to the Plans by the Company.  It additionally reflects benefit payments that are made from the Plans’ assets as well as those made directly from the Company’s assets, and it includes the participants’ share of the costs, which is funded by participant contributions.  The amounts in the table are actuarially determined and reflect the Company’s best estimate given its current knowledge including the impact of recent pension funding relief legislation; actual amounts could be materially different.

(In thousands)	Pension Benefits	Other Benefits
Employer Contributions
2013 (expectation) to participant benefits	$7,949	$2,090
Expected Benefit Payments / Receipts
2013	25,306	2,090
2014	25,589	2,109
2015	26,062	2,061
2016	26,555	2,103
2017	27,213	2,038
2018-2022	142,565	9,605

Net Periodic Cost

The following table provides the components of net periodic benefit cost for the Plans for fiscal years 2012, 2011, and 2010:

	Pension Benefits			Other Benefits
(In thousands)	2012	2011	2010	2012	2011	2010

Service cost	$-	$-	$38	$101	$226	$202
Interest cost	21,162	22,426	22,910	1,547	1,910	2,319
Expected return on plan assets	(23,703)	(23,996)	(23,820)	-	-	-
Amortization of prior-service (credit) cost	-	-	-	1,259	1,721	1,721
Amortization of net loss (gain)	5,647	3,794	2,671	(1,186)	(1,026)	(691)
Curtailment gain	-	-	-	(2,785)	-	-
Net periodic benefit cost	$3,106	$2,224	$1,799	$(1,064)	$2,831	$3,551

The net periodic costs for the Company’s pension and other benefit plans were determined using the following assumptions:

	Pension Benefits		Other Benefits
	2012	2011	2012	2011
Discount rate	4.80%	5.60%	4.50%	5.20%
Expected return on plan assets	8.00	8.00	-	-
Compensation increase rate	-	-	3.00	3.50

The reasonableness of the expected return on the funded retirement plan assets was determined by three separate analyses: 1) review of 10 and 20 years of historical data of portfolios with similar asset allocation characteristics done by a third party, 2) review of the Company’s actual portfolio performance over the past three years, and 3) projected portfolio performance for 20 and 30 years, assuming the plan’s asset allocation range, performed by a third party.  Net periodic costs for 2013 will use a discount rate of 3.75% and an expected rate of return on plan assets of 8%.

The Company also sponsors a 401(k) plan covering substantially all employees.  The Company suspended its 401(k) employer match on April 1, 2009.  Effective January 1, 2011, the Company reinstated its match to 100% of participant pretax contributions up to a maximum of 2% of the employee’s salary.  Eligible account balances may be rolled over from a prior employer’s qualified plan.  Contributions charged to expense under the plan were $2.1 million and $2.6 million in 2012 and 2011, respectively.  There were no contributions made to the plan in 2010.  Because of the substantial reduction in the number of employees, the Company expects contributions charged to expense to reduce to approximately $1.2 million in 2013.

Note 8 - Earnings Per Share	12 Months Ended
Dec. 31, 2012
Earnings Per Share [Text Block]
Note 8:       Earnings Per Share

The following table sets forth the computation of basic and diluted earnings per share from continuing operations as presented in the Consolidated Statements of Operations.  There were approximately 1.6 million share equivalents (representing the weighted-average of common stock warrants issued to Berkshire Hathaway prior to their exercise) that were not included in the computation of diluted EPS in 2012 because to do so would have been anti-dilutive.  There were approximately 9,000 share equivalents and 93,000 share equivalents (representing the weighted-average of outstanding stock options) that were not included in the computation of diluted EPS in 2011 and 2010, respectively, because to do so would have been anti-dilutive.

27

(In thousands, except per share amounts)	2012	2011	2010

Numerator for basic and diluted earnings per share:
Loss from continuing operations available to common stockholders	$(39,957)	$(48,933)	$(38,545)

Denominator for basic and diluted earnings per share:
Weighted average shares outstanding	23,744	22,478	22,341

Loss from continuing operations per common share (basic and diluted)	$(1.68)	$(2.18)	$(1.72)

Note 9 - Commitments, Contingencies and Other	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies Disclosure [Text Block]
Note 9:       Commitments, Contingencies and Other

Broadcast film rights

Over the next six years, the Company is committed to purchase approximately $13.4 million of program rights that are not currently available for broadcast, including programs not yet produced.  If such programs are not produced, the Company's commitment would expire without obligation.

Network affiliation agreements

Late in 2012, the Company executed a new network affiliation agreement with NBCUniversal Media, LLC (NBC).  The terms of the agreement are retroactive to January 1, 2012 and expire on December 31, 2015.  Under the agreement, NBC provides programming in the given markets consistent with current practices and subject to certain local preemptions in addition to those mandated by FCC rules and regulations.  The Company is required to make certain cash payments to NBC for inventory management, NBC News Channel, distribution, Olympics and NFL programming, consistent with the past agreements.  In addition, the agreement requires the Company’s NBC affiliates to pay a variable fee, quarterly, which is dependent on each station’s cable and satellite monthly retransmission revenue.

As indicated above, the terms of the agreement, including the referenced quarterly fee, are retroactive to January 1, 2012.  The Company accrued for this fee in 2012 and will pay NBC approximately $11 million for the new fee in early 2013.  The amounts payable in future years will be dependent on future subscriber counts and the amount of retransmission revenues received by the Company.

The Company’s network affiliation agreement with ABC expires in June 2014 and its network affiliation agreements with CBS begin to expire in December 2014.  The Company anticipates that it will be required to pay commercially reasonable fees to ABC and CBS once it renews the respective affiliation agreements.

Lease obligations

The Company rents certain facilities and equipment under operating leases.  These leases extend for varying periods of time ranging from one year to more than fifteen years and in many cases contain renewal options.  Total rental expense for continuing operations amounted to $2.6 million in both 2012 and 2011 and $2.2 million in 2010.  Minimum rental commitments for continuing operations under operating leases with noncancelable terms in excess of one year are as follows: 2013 – $2.3 million; 2014 – $1.7 million; 2015 – $1.3 million; 2016 – $1.3 million; 2017 – $1.3 million; subsequent years – $6.8 million.

Barter transactions

The Company engages in barter transactions primarily for its television air time and recognized revenues and expenses of $10.1 million, $9.8 million, and $9.5 million in 2012, 2011 and 2010, respectively.

Interest

In 2012, 2011 and 2010, the Company's interest expense related to continuing operations was $78 million, $64.4 million (net of $.5 million capitalized), and $65.6 million.  Interest paid during 2012, 2011 and 2010, net of amounts capitalized, was $69.3 million, $61.5 million, and $53.6 million, respectively.

Other current assets

Other current assets included program rights of $7.6 million and $7.4 million at December 31, 2012 and December 25, 2011, respectively.

Other assets

Other assets included assets held for sale of $3.7 million and $4.3 million at December 31, 2012 and December 25, 2011, respectively.

Accrued expenses and other current liabilities

Accrued expenses and other current liabilities consisted of the following:

(In thousands)	2012	2011
Payroll and employee benefits	$23,791	$19,578
Interest	13,221	14,199
Interest - related party	90	-
Program rights	7,518	6,978
Accrued NBC network fees	11,207	-
Other	8,535	5,717
Total	$64,362	$46,472

Exit and disposal costs

The Company accrues severance expense when payment of benefits is both probable and the amount is reasonably estimable.  The Company recorded severance expense from continuing operations of $3.5 million, $.7 million, and $1.0 million for 2012, 2011, and 2010 respectively.  The Company records severance expense related to corporate terminations in the “Corporate expense and other” line item on the Consolidated Statements of Operations.  Severance costs related to television stations are reflected in either the “Station production expense” or the “Station selling, general and administrative expense” line items depending on the type of position eliminated.  The majority of the severance expense incurred in 2012 was due to a corporate reduction-in-force of 75 positions that was announced in July and was recorded in the “Corporate expense and other” line on the Consolidated Statements of Operations.   Workforce reductions in 2011 and 2010 were in response to economic weakness and the Company’s continuing efforts to align its costs with available revenues.  Accrued severance costs related to continuing operations are included in the “Accrued expenses and other liabilities” line item on the Consolidated Balance Sheet.  The Company began 2011 with approximately $250 thousand in accrued severance.  It expensed nearly $750 thousand and paid out a little over $800 thousand to leave about $200 thousand at the end of 2011.  Following $3.5 million in new accruals and $3.2 million of payments, the liability for severance was $500 thousand as of December 31, 2012.

As a result of the corporate restructuring described above, the Company has vacated one of its two remaining headquarters buildings in Richmond, Virginia.  In 2012, the Company wrote down the carrying value of this building to its estimated fair value of $2.9 million which resulted in a loss of $2 million recorded in the “(Gain) loss related to fixed assets, net” line on the Consolidated Statement of Operations.  The Company considered relevant market data to estimate the fair value of the building, representing Level 2 under the fair value hierarchy.

Postemployment and disability benefits

The Company provides continued salary, medical, and life insurance benefits to eligible employees who have become disabled and COBRA benefits for certain terminated employees.  Under plan amendments that were executed in 2012, the Company will outsource medical coverage for substantially all Medicare eligible participants to a third party effective March 1, 2013 and provide participants a flat dollar benefit to use toward purchasing their own coverage.  Due primarily to these plan amendments, the Company recorded a reduction in its liability of approximately $5 million in 2012 in the “Corporate expense and other” line on the Consolidated Statement of Operations.  As a result of these changes, the Company will no longer be eligible to receive a Medicare subsidy from the federal government.

Note 10 - Related Party	12 Months Ended
Dec. 31, 2012
Related Party Transactions Disclosure [Text Block]
Note 10:       Related Party

Berkshire Hathaway and its wholly owned subsidiary, World Media, are now considered related parties.  As described in Notes 2, 5, and 6, the Company consummated new financing arrangements, granted warrants that were exercised, sold most its newspaper assets, and engaged in a series of transition services.  At the time of the original agreements for the financing arrangements (including the warrant agreement) and the sale of the newspaper assets, the Company and Berkshire Hathaway were not then related parties.  The consummation of, along with the exercise of rights under, those agreements created the related party status.

As of December 31, 2012, Berkshire Hathaway owned approximately 17% of the Class A shares of the Company and had recommended to the Company an individual to serve as a Director in accordance with the Shareholder Agreement.  It was also the counterparty to the Company’s term loan and revolving line of credit.  Following the sale of the Company’s newspaper assets, the Company and World Media engaged in a series of transition services to effectuate the transfer in a smooth and orderly fashion.  The single largest arrangement was that from the time of close in late June until late December, the Company leased employees to World Media at cost including employee benefits.  In late December, these leased employees became employees of World Media.  World Media has fully indemnified the Company for all issues that arose during the lease period.  In addition, the Company provided World Media services and support in the areas of information technology, human resources, accounting, and digital for fees that were designed to approximate the Company’s cost.  Payments received from World Media for both the leasing of employees and transition services totaled approximately $52 million.  World Media provided services and support to the Company in the areas of information technology, newspaper systems, billing, and remittance processing for fees that were designed to approximate World Media’s cost.  Payments for these amounts totaled $406 thousand.  In addition, the Company passed along approximately $4 million in credit card payments and $617 thousand of other payments to World Media received subsequent to June 25th.

As of December 31, 2012, the Company had a payable to World Media of $83 thousand included in the line item “Accrued expenses and other liabilities” and a receivable of $1.5 million included in the line item “Other” current assets on the Consolidated Balance Sheet.

Note 11 - Guarantor Financial Information	12 Months Ended
Dec. 31, 2012
Condensed Financial Statements [Text Block]
Note 11:       Guarantor Financial Information

The Company’s subsidiaries guarantee the debt securities of the parent company. The Company’s subsidiaries are 100% owned except for the VIE described in Note 6; all subsidiaries except those in the non-guarantor column (which is the VIE) currently guarantee the debt securities. These guarantees are full and unconditional and on a joint and several basis. The following financial information presents condensed consolidating balance sheets, statements of operations, and statements of cash flows for the parent company, the Guarantor Subsidiaries, and the Non-Guarantor Subsidiaries, together with certain eliminations.

Media General, Inc.
Condensed Consolidating Balance Sheet
As of December 31, 2012
(In thousands)

	Media General	Guarantor	Non-Guarantor		Media General
	Corporate	Subsidiaries	Subsidiaries	Eliminations	Consolidated
ASSETS
Current assets:
Cash and cash equivalents	$36,414	$388	$-	$-	$36,802
Accounts receivable - net	-	58,486	-	-	58,486
Other	6,562	11,931	-	-	18,493
Assets of discontinued operations	-	670	-	-	670
Total current assets	42,976	71,475	-	-	114,451

Investment in and advances to subsidiaries	14,281	1,346,705	-	(1,360,986)	-
Intercompany note receivable	564,681	-	-	(564,681)	-
Other assets	38,469	6,795	198	-	45,462
Property, plant and equipment - net	19,647	146,458	-	-	166,105
FCC licenses and other intangibles - net	-	200,254	-	-	200,254
Excess of cost over fair value of net identifiable assets of acquired businesses	-	247,149	-	-	247,149
TOTAL ASSETS	$680,054	$2,018,836	$198	$(1,925,667)	$773,421

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities:
Accounts payable	$7,488	$4,181	$-	$-	$11,669
Accrued expenses and other liabilities	36,155	28,207	-	-	64,362
Liabilities of discontinued operations	-	467	-	-	467
Total current liabilities	43,643	32,855	-	-	76,498

Long-term debt	295,714	7	-	-	295,721
Long-term debt - related party	257,466	-	-	-	257,466
Intercompany loan	-	564,681	-	(564,681)	-
Retirement, postretirement and postemployment plans	242,309	-	-	-	242,309
Deferred income taxes	-	58,865	-	-	58,865
Other liabilities and deferred credits	15,567	2,442	777	-	18,786

Stockholders' equity (deficit):
Common stock	138,819	2,801	-	(2,801)	138,819
Additional paid-in capital	24,603	1,733,641	(1,977)	(1,733,243)	23,024
Accumulated other comprehensive loss	(219,656)	-	-	-	(219,656)
Retained earnings (accumulated deficit)	(118,411)	(376,456)	1,398	375,058	(118,411)
Total stockholders' equity (deficit)	(174,645)	1,359,986	(579)	(1,360,986)	(176,224)

TOTAL LIABILITIES & STOCKHOLDERS'
EQUITY (DEFICIT)	$680,054	$2,018,836	$198	$(1,925,667)	$773,421

Media General, Inc.
Condensed Consolidating Balance Sheet
As of December 25, 2011
(In thousands)

	Media General	Guarantor	Non-Guarantor		Media General
	Corporate	Subsidiaries	Subsidiaries	Eliminations	Consolidated
ASSETS
Current assets:
Cash and cash equivalents	$21,674	$1,434	$-	$-	$23,108
Accounts receivable - net	-	58,587	-	-	58,587
Other	3,698	13,726	-	-	17,424
Assets of discontinued operations	-	331,784	-	-	331,784
Total current assets	25,372	405,531	-	-	430,903

Investment in and advances to subsidiaries	233,450	1,985,266	-	(2,218,716)	-
Intercompany note receivable	677,469	-	-	(677,469)	-
Other assets	19,694	8,378	205	-	28,277
Property, plant and equipment - net	25,813	151,008	-	-	176,821
FCC licenses and other intangibles - net	-	202,891	-	-	202,891
Excess of cost over fair value of net identifiable assets of acquired businesses	-	247,149	-	-	247,149
TOTAL ASSETS	$981,798	$3,000,223	$205	$(2,896,185)	$1,086,041

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities:
Accounts payable	$11,390	$5,143	$-	$(6)	$16,527
Accrued expenses and other liabilities	33,430	13,042	-	-	46,472
Liabilities of discontinued operations	-	38,716	-	-	38,716
Total current liabilities	44,820	56,901	-	(6)	101,715

Long-term debt	658,199	-	-	-	658,199
Intercompany loan	-	677,469	-	(677,469)	-
Retirement, postretirement and postemployment plans	223,132	-	-	-	223,132
Deferred income taxes	-	45,954	-	-	45,954
Other liabilities and deferred credits	19,403	2,890	795	-	23,088

Stockholders' equity (deficit):
Common stock	115,487	4,872	-	(4,872)	115,487
Additional paid-in capital	31,002	2,435,790	(1,994)	(2,436,087)	28,711
Accumulated other comprehensive loss	(185,116)	-	-	-	(185,116)
Retained earnings (accumulated deficit)	74,871	(223,653)	1,404	222,249	74,871
Total stockholders' equity (deficit)	36,244	2,217,009	(590)	(2,218,710)	33,953

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY (DEFICIT)	$981,798	$3,000,223	$205	$(2,896,185)	$1,086,041

Media General, Inc.
Condensed Consolidating Statements of Operations and Comprehensive Loss
Fiscal Year Ended December 31, 2012
(In thousands)

	Media General	Guarantor	Non-Guarantor		Media General
	Corporate	Subsidiaries	Subsidiaries	Eliminations	Consolidated

Station revenue (less agency commissions)	$28,662	$359,880	$-	$(28,820)	$359,722

Operating costs:
Station production expenses	-	126,118	-	(122)	125,996
Station, selling, general, and administrative expenses	-	116,942	-	(28,707)	88,235
Corporate and other expenses	29,828	1,871	6	-	31,705
Depreciation and software amortization	2,547	19,875	-	-	22,422
Amortization of intangible assets	-	2,637	-	-	2,637
Loss (gain) related to fixed assets, net	1,374	688	-	-	2,062
Total operating costs	33,749	268,131	6	(28,829)	273,057

Operating income (loss)	(5,087)	91,749	(6)	9	86,665

Other income (expense):
Interest expense	(51,501)	(65)	-	-	(51,566)
Interest expense - related party	(26,468)	-	-	-	(26,468)
Debt modification and extinguishment costs	(35,415)	-	-	-	(35,415)
Intercompany interest income (expense)	77,348	(77,348)	-	-	-
Investment income (loss) - consolidated affiliates	(152,809)	-	-	152,809	-
Other, net	515	(57)	-	-	458
Total other income (expense)	(188,330)	(77,470)	-	152,809	(112,991)

Income (loss) from continuing operations before income taxes	(193,417)	14,279	(6)	152,818	(26,326)

Income tax expense	-	13,631	-	-	13,631

Income (loss) from continuing operations	(193,417)	648	(6)	152,818	(39,957)
Discontinued operations (net of tax):
Loss from discontinued operations	-	(11,261)	-	(9)	(11,270)
Loss related to divesture of discontinued operations	-	(142,190)	-	-	(142,190)

Net income (loss)	$(193,417)	$(152,803)	$(6)	$152,809	$(193,417)

Other comprehensive loss (net of tax)	(34,540)	-	-	-	(34,540)

Comprehensive income (loss)	$(227,957)	$(152,803)	$(6)	$152,809	$(227,957)

Media General, Inc.
Condensed Consolidating Statements of Operations and Comprehensive Loss
Fiscal Year Ended December 25, 2011
(In thousands)

	Media General	Guarantor	Non-Guarantor		Media General
	Corporate	Subsidiaries	Subsidiaries	Eliminations	Consolidated

Station revenue (less agency commissions)	$30,669	$280,830	$-	$(30,888)	$280,611

Operating costs:
Station production expenses	-	111,614	-	(28)	111,586
Station, selling, general, and administrative expenses	-	111,332	-	(30,860)	80,472
Corporate and other expenses	31,467	2,297	(113)	-	33,651
Depreciation and software amortization	2,598	20,431	-	-	23,029
Amortization of intangible assets	-	5,253	-	-	5,253
Loss (gain) related to fixed assets, net	(342)	555	-	-	213
Total operating costs	33,723	251,482	(113)	(30,888)	254,204

Operating income (loss)	(3,054)	29,348	113	-	26,407

Other income (expense):
Interest expense	(64,358)	(45)	-	-	(64,403)
Intercompany interest income (expense)	66,459	(66,459)	-	-	-
Investment income (loss) - consolidated affiliates	(76,757)	-	-	76,757	-
Other, net	1,388	(107)	-	-	1,281
Total other income (expense)	(73,268)	(66,611)	-	76,757	(63,122)

Income (loss) from continuing operations before
income taxes	(76,322)	(37,263)	113	76,757	(36,715)

Income tax expense (benefit)	(2,000)	14,218	-	-	12,218

Income (loss) from continuing operations	(74,322)	(51,481)	113	76,757	(48,933)
Discontinued operations (net of tax):
Loss from discontinued operations	-	(25,389)	-	-	(25,389)

Net income (loss)	$(74,322)	$(76,870)	$113	$76,757	$(74,322)

Other comprehensive loss (net of tax)	(58,317)	-	-	-	(58,317)

Comprehensive income (loss)	$(132,639)	$(76,870)	$113	$76,757	$(132,639)

Media General, Inc.
Condensed Consolidating Statements of Operations and Comprehensive Loss
Fiscal Year Ended December 26, 2010
(In thousands)

	Media General	Guarantor	Non-Guarantor		Media General
	Corporate	Subsidiaries	Subsidiaries	Eliminations	Consolidated

Station revenue (less agency commissions)	$32,356	$409,603	$-	$(137,161)	$304,798

Operating costs:
Station production expenses	-	118,354	-	(312)	118,042
Station, selling, general, and administrative expenses	-	217,982	-	(136,860)	81,122
Corporate and other expenses	33,395	2,412	(233)	-	35,574
Depreciation and software amortization	2,255	20,985	-	-	23,240
Amortization of intangible assets	-	5,253	-	-	5,253
Loss (gain) related to fixed assets, net	(442)	453	-	-	11
Total operating costs	35,208	365,439	(233)	(137,172)	263,242

Operating income (loss)	(2,852)	44,164	233	11	41,556

Other income (expense):
Interest expense	(65,570)	(27)	-	-	(65,597)
Debt modification and extinguishment costs	(5,450)	-	-	-	(5,450)
Intercompany interest income (expense)	54,659	(54,659)	-	-	-
Investment income (loss) - consolidated affiliates	(7,071)	-	-	7,071	-
Other, net	1,023	(34)	-	-	989
Total other income (expense)	(22,409)	(54,720)	-	7,071	(70,058)

Income (loss) from continuing operations before income taxes	(25,261)	(10,556)	233	7,082	(28,502)

Income tax expense (benefit)	(1,667)	11,710	-	-	10,043

Income (loss) from continuing operations	(23,594)	(22,266)	233	7,082	(38,545)
Discontinued operations (net of tax):
Loss from discontinued operations	956	14,965	-	(14)	15,907

Net income (loss)	$(22,638)	$(7,301)	$233	$7,068	$(22,638)

Other comprehensive loss (net of tax)	(9,096)	-	-	-	(9,096)

Comprehensive income (loss)	$(31,734)	$(7,301)	$233	$7,068	$(31,734)

Media General, Inc.
Condensed Consolidating Statements of Cash Flows
Fiscal Year Ended December 31, 2012
(In thousands)

	Media General	Guarantor	Non-Guarantor		Media General
	Corporate	Subsidiaries	Subsidiaries	Eliminations	Consolidated

Cash flows from operating activities:
Net cash (used) provided by operating activities	$(90,932)	$127,338	$(17)	$-	$36,389

Cash flows from investing activities:
Capital expenditures	(1,393)	(16,493)	-	-	(17,886)
Collateral deposit related to letters of credit	(4,830)	-	-		(4,830)
Net proceeds from sales of discontinued operations	135,642	-	-	-	135,642
Net change in intercompany note receivable	112,788	-	-	(112,788)	-
Other, net	894	906	-	-	1,800
Net cash provided (used) by investing activities	243,101	(15,587)	-	(112,788)	114,726

Cash flows from financing activities:
Increase in borrowings	13,000	-	-	-	13,000
Repayment of borrowings	(377,298)	-	-	-	(377,298)
Increase in related party borrowings	382,500	-	-	-	382,500
Repayment of related party borrowings	(126,963)	-	-	-	(126,963)
Debt issuance costs	(28,868)	-	-		(28,868)
Net change in intercompany loan	-	(112,788)	-	112,788	-
Other, net	200	(9)	17	-	208
Net cash provided (used) by financing activities	(137,429)	(112,797)	17	112,788	(137,421)

Net increase (decrease) in cash and cash equivalents	14,740	(1,046)	-	-	13,694
Cash and cash equivalents at beginning of year	21,674	1,434	-	-	23,108
Cash and cash equivalents at end of period	$36,414	$388	$-	$-	$36,802

Media General, Inc.
Condensed Consolidating Statements of Cash Flows
Fiscal Year Ended December 25, 2011
(In thousands)

	Media General	Guarantor	Non-Guarantor		Media General
	Corporate	Subsidiaries	Subsidiaries	Eliminations	Consolidated

Cash flows from operating activities:
Net cash provided by operating activities	$3,402	$13,173	$88	$-	$16,663

Cash flows from investing activities:
Capital expenditures	(1,772)	(17,281)	-	-	(19,053)
Net change in intercompany note receivable	(4,204)	-	-	4,204	-
Other, net	74	374	-	-	448
Net cash (used) provided by investing activities	(5,902)	(16,907)	-	4,204	(18,605)

Cash flows from financing activities:
Increase in borrowings	112,500	-	-	-	112,500
Repayment of borrowings	(118,786)	-	-	-	(118,786)
Net change in intercompany loan	-	4,204	-	(4,204)	-
Other, net	(433)	(3)	(88)	-	(524)
Net cash (used) provided by financing activities	(6,719)	4,201	(88)	(4,204)	(6,810)

Net (decrease) increase in cash and cash equivalents	(9,219)	467	-	-	(8,752)
Cash and cash equivalents at beginning of year	30,893	967	-	-	31,860
Cash and cash equivalents at end of period	$21,674	$1,434	$-	$-	$23,108

Media General, Inc.
Condensed Consolidating Statements of Cash Flows
Fiscal Year Ended December 26, 2010
(In thousands)

	Media General	Guarantor	Non-Guarantor		Media General
	Corporate	Subsidiaries	Subsidiaries	Eliminations	Consolidated

Cash flows from operating activities:
Net cash (used) provided by operating activities	$(7,063)	$92,782	$(13)	$-	$85,706

Cash flows from investing activities:
Capital expenditures	(1,489)	(24,993)	-	-	(26,482)
Net change in intercompany note receivable	68,954	-	-	(68,954)	-
Other, net	73	619	-	-	692
Net cash provided (used) by investing activities	67,538	(24,374)	-	(68,954)	(25,790)

Cash flows from financing activities:
Increase in borrowings	134,156	-	-	-	134,156
Repayment of borrowings	(476,625)	(28)	-	-	(476,653)
Proceeds from issuance of senior notes	293,070	-	-	-	293,070
Debt issuance costs	(12,078)	-	-		(12,078)
Net change in intercompany loan	-	(68,954)	-	68,954	-
Other, net	204	-	13	-	217
Net cash (used) provided by financing activities	(61,273)	(68,982)	13	68,954	(61,288)

Net decrease in cash and cash equivalents	(798)	(574)	-	-	(1,372)
Cash and cash equivalents at beginning of year	31,691	1,541	-	-	33,232
Cash and cash equivalents at end of period	$30,893	$967	$-	$-	$31,860